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                                                                    EXHIBIT 24.1


                        CONSENT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS
GART SPORTS COMPANY:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.



                                             KPMG PEAT MARWICK LLP




Denver, Colorado
January 8, 1998